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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                    The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Information Analysis Incorporated dated January 23, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  January 23, 1998            WHITE ROCK CAPITAL PARTNERS, L.P.

                                   By:  White Rock Capital Management, L.P.
                                        Its General Partner

                                        By:  White Rock Capital, Inc.
                                             Its General Partner

                                             By:  /S/ THOMAS U. BARTON
                                                  -----------------------------
                                                  Thomas U. Barton
                                                  President


                                   WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                   By:  White Rock Capital Inc.
                                        Its General Partner

                                        By:  /S/ THOMAS U. BARTON
                                             ----------------------------------
                                             Thomas U. Barton
                                             President


                                   WHITE ROCK CAPITAL, INC.

                                   By:  /S/ THOMS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton
                                        President


                                   /S/ THOMAS U. BARTON
                                   --------------------------------------------
                                   Thomas U. Barton


                                   /S/ JOSEPH U. BARTON
                                   --------------------------------------------
                                   Joseph U. Barton